UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 28, 2008
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On March 28, 2008, the Compensation Committee of the Board of Directors of Countrywide Financial Corporation (the “Company”) determined the 2008 target bonus amounts for Messrs. Eric P. Sieracki, Ranjit M. Kripalani and Carlos M. Garcia, who are listed as named executive officers in the Company’s 2007 proxy statement for the annual meeting of stockholders at $673,750, $2,900,750 and $1,766,250, respectively, which constitute reductions of 55.1%, 54.0%, 39.1%, respectively, from their respective 2007 target bonus amounts. In 2008, the Compensation Committee will consider, in its discretion, the following performance objectives when determining the actual bonuses for Messrs. Sieracki, Kripalani and Garcia: operational objectives prior to completion of the planned merger with Bank of America Corporation, merger transition objectives, productivity, expense management, key employee retention. The Compensation Committee may also consider other objectives or criteria specific to an individual. The 2008 bonus program was not established pursuant to the Company’s stockholder approved Annual Incentive Plan, and therefore payments of 2008 bonuses will not qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.
     Additionally, the Company and David Sambol agreed to amend the terms of his annual equity-based award pursuant to the First Amendment dated March 28, 2008 (the “First Amendment”) to Mr. Sambol’s Employment Agreement dated as of January 1, 2007. Under the terms of the First Amendment, the parties agreed that on April 1, 2008 Mr. Sambol would receive a performance-based restricted stock unit (“RSU”) award with a grant date value of no less than $9.0 million instead of receiving (1) a performance-based RSU award with a grant date value of no less than $4.5 million and (2) time-vested stock appreciation rights with a grant date value of no less than $4.5 million.
     The foregoing description of the First Amendment is qualified by reference to a copy of the First Amendment attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	First Amendment dated March 28, 2008 to Employment Agreement dated as of January 1, 2007 between David Sambol and Countrywide Financial Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: April 3, 2008	/s/ Susan E. Bow
	Name:	Susan E. Bow
	Title:	Senior Managing Director, General Counsel, Corporate and Securities and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment dated March 28, 2008 to Employment Agreement dated as of January 1, 2007 between David Sambol and Countrywide Financial Corporation

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